Exhibit 10


                        Consent of Independent Auditors


     We consent to the reference to our firm under the captions "Independent Accountants" in both the Prospectus and Statement of Additional Information, and to the use of our report dated February 19, 1999 with respect to the statutory-basis financial statements of AUSA Life Insurance Company, Inc., included in Post-Effective Amendment No. 12 to the Registration Statement (Form N-4 No. 33-73734) and related Prospectus of Diversified Investors Variable Funds.



Des Moines, Iowa
April 26, 1999